SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 11, 2005
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                                   ICOA, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Nevada                      0-32513                 87-0403239
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(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)

               111 Airport Road, Warwick, Rhode Island        02889
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              (Address of principal executive offices)      (Zip code)

                                 (401) 352-2300
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               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 29, 2005, the Company reached agreement with William Lord, the former president of its WebCenter Technologies, Inc. subsidiary, to convert accrued but unpaid wages and certain un-reimbursed but accrued expenses all totaling $300,000 into a convertible debenture. In addition, Mr. Lord received 5,000,000 warrants to purchase common stock of the company.

The convertible debenture has a face amount of $300,000 and carries no interest. It is convertible based on the closing bid price on the day prior to conversion provided that the minimum conversion price shall be $0.04 per share and the maximum conversion price shall be $0.10 per share. Mr. Lord agreed he will not convert more than $100,000 of the debenture in any 30 day period.

The Company issued five year warrants as follows:
o 4,000,000 common shares at an exercise price of $0.01 per share o 500,000 common shares at an exercise price of $0.05 per share o 500,000 common shares at an exercise price of $0.10 per share



ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

In June 2004, ICOA, Inc. ("the Company") acquired the operating assets of iDockUSA from Starford Corp. for Two Hundred Thousand Dollars ($200,000) in cash and notes. In connection with the acquisition, the Company issued promissory notes to the shareholders of Starford Corp. in the amount of $80,000.

On March 31, 2005, the Company reached agreement with the shareholders of Starford to settle the balance of principal and accrued interest of $50,000 for 1,000,000 shares of common stock at the closing market price for the previous day of $0.05 per share.



 ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not Applicable

         (b) Not Applicable

         (c) Exhibit No. Description

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99.1      Convertible Promissory Note by and between the      Provided herewith
          Company and William Lord
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99.2      Form of Warrant issued to William Lord              Provided herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICOA, INC.

Date:    April 11, 2005                        By: /s/ Erwin Vahlsing, Jr.
                                                   ----------------------------
                                              Name:    Erwin Vahlsing, Jr.
                                               Its:    Chief Financial Officer
                                                       and Treasurer